Supplement to the
Fidelity® Variable Insurance Products
Strategic Income Portfolio Initial Class, Service Class and Service Class 2
April 30, 2019
Summary Prospectus

Effective on or about December 9, 2019, the following information supplements information found in the “Fund Summary” section under the "Principal Investment Risks" heading.

  Foreign Currency Transactions.  Although a forward foreign currency exchange contract is used to reduce or hedge a fund’s exposure to changes in the value of the currency, suitable hedging transactions may not be available in all circumstances, may not be successful, and may eliminate any chance for the fund to benefit from favorable fluctuations in relevant foreign currencies.
  Leverage Risk.  Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

VIPSI-SUM-19-01 1.9897492.100	November 29, 2019

Supplement to the
Fidelity® Variable Insurance Products
Strategic Income Portfolio Investor Class
April 30, 2019
Summary Prospectus

Effective on or about December 9, 2019, the following information supplements information found in the “Fund Summary” section under the “Principal Investment Risks” heading.

  Foreign Currency Transactions.  Although a forward foreign currency exchange contract is used to reduce or hedge a fund’s exposure to changes in the value of the currency, suitable hedging transactions may not be available in all circumstances, may not be successful, and may eliminate any chance for the fund to benefit from favorable fluctuations in relevant foreign currencies.
  Leverage Risk.  Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

VIPSI-INV-SUM-19-01 1.9897491.100	November 29, 2019